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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 33-26145, 333-33165, and 333-88161 of Hutchinson Technology Incorporated on Form S-8 and Post-Effective Amendment No. 7 to Registration Statement No. 333-104074 of Hutchinson Technology Incorporated on Form S-3 of our report dated October 31, 2003, appearing in this Annual Report on Form 10-K of Hutchinson Technology Incorporated for the year ended September 28, 2003.


/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
December 15, 2003